Exhibit 99.2


                Certification Required by 18 U.S.C. Section 1350
     (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
           ----------------------------------------------------------


I, Igal Nissim, as Chief Financial Officer of Verint Systems Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

(1) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended January 31, 2003 (the "Report"), filed with the U.S. Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  April 30, 2003



                                                        /s/  Igal Nissim
                                                        ----------------
                                                        Igal Nissim
                                                        Chief Financial Officer